Exhibit 99.1
Coupa Software Reports Second Quarter Fiscal 2022 Financial Results
•Record Quarterly Revenues of $179 Million, 42% Year-Over-Year Growth
•Quarterly Calculated Billings of $195 Million, 49% Year-Over-Year Growth
•Quarterly Operating Cash Flows and Adjusted Free Cash Flows of $41 Million and $37 Million, Respectively
SAN MATEO, Calif., September 7, 2021 — Coupa Software (NASDAQ: COUP) today announced financial results for its second fiscal quarter ended July 31, 2021.

“We are proud to report another fantastic quarter where we delivered record revenue, strong calculated billings growth, and our third year of consecutive quarterly non-GAAP profitability,” said Rob Bernshteyn, chairman and chief executive officer at Coupa. “Digitizing and optimizing back-office operations is being prioritized as a key strategic initiative for our customers, and the Coupa platform is critical for their ability to develop agility and adaptability in these rapidly changing times.”
Second Quarter Results:

•Total revenues were $179.2 million, an increase of 42% compared to the same period last year. Subscription revenues were $156.2 million, an increase of 40% compared to the same period last year.
•GAAP operating loss was $54.3 million, compared to $31.9 million for the same period last year. Non-GAAP operating income was $26.7 million, compared to $12.3 million for the same period last year.
•GAAP net loss attributable to Coupa Software Incorporated was $91.5 million, compared to $43.1 million for the same period last year. GAAP net loss per basic and diluted share attributable to Coupa Software Incorporated was $1.24, compared to $0.64 for the same period last year. Non-GAAP net income attributable to Coupa Software Incorporated was $20.3 million, compared to $15.2 million for the same period last year. Non-GAAP net income per diluted share attributable to Coupa Software Incorporated was $0.26, compared to $0.21 for the same period last year.
•Operating cash flows and adjusted free cash flows were positive $40.8 million and $36.9 million, respectively.

See the section titled “Non-GAAP Financial Measures” and the reconciliation tables below for important information regarding the non-GAAP financial measures used by Coupa.
Business Outlook:
The following forward-looking statements reflect Coupa’s expectations as of September 7, 2021.
Third quarter of fiscal 2022:
•Total revenues are expected to be $177.0 to $178.0 million.
•Subscription revenues are expected to be $158.0 to $159.0 million.
•Professional services and other revenues are expected to be approximately $19.0 million.
•Non-GAAP income from operations is expected to be $6.0 to $7.0 million.
•Non-GAAP net income per diluted share attributable to Coupa Software Incorporated is expected to be $0.01 to $0.03 per share.

•Diluted weighted average share count is expected to be approximately 77.0 million shares.
Full year fiscal 2022:
•Total revenues are expected to be $706.0 to $708.0 million.
•Non-GAAP income from operations is expected to be $40.0 to $41.0 million.
•Non-GAAP net income per diluted share attributable to Coupa Software Incorporated is expected to be $0.27 to $0.29 per share.
•Diluted weighted average share count is expected to be approximately 76.5 million shares.
Coupa has not reconciled its expectations for non-GAAP income from operations to GAAP loss from operations, or non-GAAP net income per diluted share attributable to Coupa Software Incorporated to GAAP net loss per share attributable to Coupa Software Incorporated because certain items excluded from non-GAAP income from operations and non-GAAP net income per diluted share attributable to Coupa Software Incorporated, such as charges related to stock-based compensation expenses, amortization of acquired intangible assets, amortization of debt discount and issuance costs, gain or loss on conversion of convertible senior notes, the adjustment attributable to non-controlling interests, and related tax effects, including non-recurring income tax adjustments, cannot be reasonably calculated or predicted at this time. In addition, the effect of the anti-dilutive impact of the capped call transactions entered into in connection with the company’s offerings of convertible notes in 2018, 2019 and 2020, respectively, cannot be reasonably calculated or predicted at this time. The effect of these items may be significant.
Recent Business Highlights:

•Welcomed many new customers into the Coupa community in Q2, including the following: Adastria Co., AR Holdings, Asklepios BioPharmaceutical, Cuprum, DiCE Molecules, Fairlead Integrated, FIFA, Foghorn Therapeutics, Garrett Motion, Greenstone Financial Services, Groupe Lapointe Dentaire, Imago BioSciences, JG Summit Holdings, JGC Holdings, Jubin Frères, mobilezone, Novelis, PACT Group, Progress Rail Services, ProSciento, Sasol, SCG Packaging, Schwan’s Company, Sumitomo Dainippon Pharma, Suzano, Unilab, Walker & Dunlop, WestJet Airlines, and Workato.
•Launched Coupa App Marketplace, connecting businesses with certified, pre-built solutions to tap into a global ecosystem.
•Reached a milestone of more than 100 issued and pending U.S. patents.
•Welcomed accounting workflow automation provider FloQast to its portfolio of Coupa Ventures investments.
•Released its inaugural Environmental, Social, and Governance (ESG) report.
•Hosted a Smarter Together virtual event, showcasing the resilience, agility, and adaptability of the Business Spend Management community.
•Named to Fortune's Best Places to Work for Millennials and Best Medium Workplaces lists1.
•Recognized by Spend Matters in its ESG vendor profile report, highlighting how Source-to-Pay (S2P) suites address sustainability efforts2.
•Awarded $75,000 to 15 students in North America through its Coupa Cares scholarship and mentorship program.
Conference Call Information:
Coupa will host a conference call and live webcast for analysts and investors at 4:30 p.m. Eastern time today.
The live webcast will be accessible on Coupa’s investor relations website at http://investors.coupa.com. A replay will be available through the same link.

Non-GAAP Financial Measures:
In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying tables contain certain non-GAAP financial measures, including non-GAAP operating (loss) income, non-GAAP net (loss) income attributable to Coupa Software Incorporated, non-GAAP net (loss) income per basic and diluted share attributable to Coupa Software Incorporated, and adjusted free cash flows. Coupa believes these non-GAAP measures are useful in evaluating its operating performance and Coupa’s management regularly reviews and uses these measures for business planning and other purposes.
Non-GAAP operating (loss) income and non-GAAP net (loss) income attributable to Coupa Software Incorporated exclude certain items from the corresponding GAAP measures, including: stock-based compensation expenses; amortization of acquired intangible assets; the change in fair value of contingent consideration related to an acquisition; amortization of debt discount and issuance costs; gain or loss on conversion of convertible senior notes; the adjustment attributable to non-controlling interests; and related tax effects, including non-recurring income tax adjustments. In addition, the weighted average diluted shares figure used to calculate non-GAAP net income per share attributable to Coupa Software Incorporated reflects the anti-dilutive impact of the capped call transactions entered into in connection with the company’s offerings of convertible notes.
Adjusted free cash flows is defined as net cash provided by operating activities, less purchases of property and equipment, plus repayments of convertible senior notes attributable to debt discount, plus one-time payout of legacy unvested equity awards accelerated in conjunction with a business combination. Coupa has the ability to settle obligations related to its senior notes through the use of cash, shares of its common stock, or a combination of both, at its election.
Coupa believes these non-GAAP measures are useful to investors and other users of its financial information because they provide a way to measure and evaluate Coupa’s underlying operating performance and the strength of its core business consistently across the periods presented. Coupa believes these non-GAAP measures are also useful for comparing its operating performance to that of other companies in its industry, because they eliminate the effects of certain items that may vary between companies for reasons unrelated to their operating performance. Coupa believes that adjusted free cash flows also provides a useful measure of the company’s capital strength and liquidity, although it is not intended to represent and should not be viewed as the amount of residual cash flow available for discretionary expenditures.
Coupa uses these non-GAAP measures in conjunction with GAAP measures as part of its overall assessment of its performance and liquidity, including the preparation of its annual operating budget and quarterly forecasts, to evaluate the effectiveness of its business strategies, and to communicate with its board of directors concerning its financial performance and liquidity. Coupa’s definitions of its non-GAAP measures may differ from those used by other companies for similarly-titled measures, and therefore comparability may be limited. In addition, other companies may not publish these or similar metrics. Thus, Coupa’s non-GAAP measures should be considered in addition to, not as substitutes for, or in isolation from, the company’s GAAP results.
Coupa encourages investors and others to review its financial information in its entirety, not to rely on any single financial measure, and to view its non-GAAP measures in conjunction with GAAP financial measures. In addition, Coupa compensates for the limitations of its non-GAAP financial measures by providing a reconciliation of each non-GAAP measure to the most directly comparable GAAP financial measure. These reconciliations are included in the tables attached to this release.
Forward-Looking Statements:
This release includes forward-looking statements. All statements other than statements of historical facts, including the statements of management and statements in “Business Outlook,” are forward-looking statements. These forward-looking statements are based on Coupa’s current expectations and projections about future events and trends that Coupa believes may affect its financial condition, results of operations, strategy, short- and long-term business operations and objectives, cash flows, liquidity and financial needs.

These forward-looking statements are subject to a number of risks, uncertainties and assumptions that may cause actual results to differ materially from those projected, including, without limitation: the uncertain impact of the COVID-19 pandemic, including new variants such as the Delta variant; Coupa has a limited operating history at its current scale, which makes it difficult to predict its future operating results; Coupa may not be able to manage its recent rapid growth effectively; risks related to past and future business acquisitions, including their integration with Coupa’s existing business model, operations and culture; if Coupa is unable to attract new customers, the growth of its revenues will be adversely affected; because its platform is sold to large enterprises with complex operating environments, Coupa encounters long and unpredictable sales cycles; the markets in which Coupa participates are intensely competitive; Coupa’s business depends in part on its customers renewing their subscriptions and purchasing additional subscriptions; Coupa may not be successful in expanding its sales efforts or developing widespread brand awareness in a cost-effective manner; risks and liabilities related to breach of its security measures or unauthorized access to customer data; the impact of foreign currency exchange rates and global economic conditions; and risks relating to analyst coverage of its stock.
These and other risks and uncertainties that could affect Coupa’s future results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in Coupa’s quarterly report on Form 10-Q filed with the Securities and Exchange Commission (SEC) on June 8, 2021, which is available at investors.coupa.com and on the SEC’s website at www.sec.gov. Further information on potential risks that could affect actual results will be included in other periodic filings Coupa makes with the SEC.
The forward-looking statements in this release reflect Coupa’s expectations as of September 7, 2021. Coupa undertakes no obligation to update publicly any forward-looking statements for any reason after the date of this release to conform these statements to actual results or to changes in its expectations.

About Coupa Software
Coupa empowers companies around the world with the visibility and control they need to spend smarter and safer. To learn more about how Coupa can help you spend smarter, visit www.coupa.com. Read more on the Coupa Blog or follow @Coupa on Twitter.
Investor Relations:
Steven Horwitz
(650) 338-1340
ir@coupa.com

1 “Fortune, Best Workplaces for Millennials TM 2021”, and “Fortune Best Small & Medium Workplaces TM 2021”
2 Spend Matters, “ESG Vendor Profiles”, August 4, 2021

COUPA SOFTWARE INCORPORATED
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended July 31,		Six Months Ended July 31,

	2021	2020	2021	2020
Revenues:
Subscription	$156,230	$111,581	$296,334	$217,316
Professional services and other	23,016	14,340	49,841	27,819
Total revenues	179,246	125,921	346,175	245,135
Cost of revenues:
Subscription	51,398	33,805	102,423	62,807
Professional services and other	27,822	14,634	56,524	28,470
Total cost of revenues	79,220	48,439	158,947	91,277
Gross profit	100,026	77,482	187,228	153,858
Operating expenses:
Research and development	41,799	30,212	85,636	56,931
Sales and marketing	76,279	50,488	154,122	96,627
General and administrative	36,248	28,705	75,625	37,849
Total operating expenses	154,326	109,405	315,383	191,407
Loss from operations	(54,300)	(31,923)	(128,155)	(37,549)
Interest expense	(30,621)	(20,223)	(59,724)	(32,512)
Other income (expense), net	(1,983)	4,759	(1,448)	8,087
Loss before benefit from income taxes	(86,904)	(47,387)	(189,327)	(61,974)
Benefit from income taxes	(155)	(4,271)	(2,221)	(4,042)
Net loss	(86,749)	(43,116)	(187,106)	(57,932)
Net loss attributable to non-controlling interests	(517)	—	(517)	—
Adjustment attributable to non-controlling interests	5,235	—	5,235	—
Net loss attributable to Coupa Software Incorporated	$(91,467)	$(43,116)	$(191,824)	$(57,932)
Net loss per share, basic and diluted, attributable to Coupa Software Incorporated	$(1.24)	$(0.64)	$(2.62)	$(0.87)
Weighted-average number of shares used in computing net loss per share, basic and diluted	73,526	67,597	73,200	66,545

COUPA SOFTWARE INCORPORATED
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except per share amounts)
(unaudited)

	July 31, 2021	January 31, 2021
Assets
Current assets:
Cash and cash equivalents	$432,009	$323,284
Marketable securities	201,555	283,036
Accounts receivable, net of allowances	170,171	196,009
Prepaid expenses and other current assets	35,422	36,381
Deferred commissions, current portion	17,428	15,541
Total current assets	856,585	854,251
Property and equipment, net	29,578	28,266
Deferred commissions, net of current portion	39,783	36,832
Goodwill	1,515,477	1,480,847
Intangible assets, net	577,146	632,173
Operating lease right-of-use assets	38,296	41,305
Other assets	34,980	31,491
Total assets	$3,091,845	$3,105,165
Liabilities, Redeemable Non-Controlling Interests, Other Temporary Equity and Stockholders’ Equity
Current liabilities:
Accounts payable	$4,621	$4,831
Accrued expenses and other current liabilities	94,209	80,271
Deferred revenue, current portion	351,933	356,115
Current portion of convertible senior notes, net	626,819	609,068
Operating lease liabilities, current portion	12,362	11,222
Total current liabilities	1,089,944	1,061,507
Convertible senior notes, net	933,439	897,525
Deferred revenue, net of current portion	7,308	5,773
Operating lease liabilities, net of current portion	27,717	31,845
Other liabilities	67,819	67,915
Total liabilities	2,126,227	2,064,565
Redeemable non-controlling interests	6,952	—
Other temporary equity	9	369
Stockholders’ equity:
Preferred stock, $0.0001 par value per share	—	—
Common stock, $0.0001 par value per share	7	7
Additional paid-in capital	1,662,804	1,556,865
Accumulated other comprehensive income	8,758	9,165
Accumulated deficit	(712,912)	(525,806)
Total stockholders’ equity	958,657	1,040,231
Total liabilities, redeemable non-controlling interests, other temporary equity and stockholders’ equity	$3,091,845	$3,105,165

COUPA SOFTWARE INCORPORATED
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Six Months Ended July 31,

	2021	2020
Cash flows from operating activities
Net loss attributable to Coupa Software Incorporated	$(191,824)	$(57,932)
Net loss and adjustment attributable to redeemable non-controlling interests	4,718	—
Net loss	(187,106)	(57,932)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	73,146	22,920
Amortization of premium on marketable securities, net	755	1,099
Amortization of deferred commissions	8,554	6,437
Amortization of debt discount and issuance costs	56,262	31,357
Stock-based compensation	94,792	58,040
Loss (gain) on conversion of convertible senior notes	129	(3,202)
Repayments of convertible senior notes attributable to debt discount	(517)	(26,336)
Other	(3,176)	3,300
Changes in operating assets and liabilities net of effects from acquisitions:
Accounts receivable	30,444	19,583
Prepaid expenses and other current assets	1,396	7,053
Other assets	9,585	901
Deferred commissions	(13,394)	(6,051)
Accounts payable	(248)	(1,741)
Accrued expenses and other liabilities	5,703	1,289
Deferred revenue	(3,432)	(17,920)
Net cash provided by operating activities	72,893	38,797
Cash flows from investing activities
Purchases of marketable securities	(72,392)	(246,586)
Maturities of marketable securities	69,523	284,090
Sales of marketable securities	83,630	25,013
Acquisitions, net of cash acquired	(45,766)	(87,338)
Purchases of other investments	(7,500)	—
Purchases of property and equipment	(6,662)	(7,028)
Net cash provided by (used in) investing activities	20,833	(31,849)
Cash flows from financing activities
Investment from redeemable non-controlling interests	2,223	—
Proceeds from issuance of convertible senior notes, net of issuance costs	—	1,355,367
Purchase of capped calls	—	(192,786)
Repayments of convertible senior notes	(2,446)	(549,278)
Proceeds from the exercise of common stock options	4,727	9,609
Proceeds from issuance of common stock for employee stock purchase plan	10,477	7,391
Net cash provided by financing activities	14,981	630,303
Effects of foreign currency exchange rates on cash, cash equivalents, and restricted cash	(41)	241
Net increase in cash, cash equivalents, and restricted cash	108,666	637,492
Cash, cash equivalents, and restricted cash at beginning of year	327,589	268,280
Cash, cash equivalents, and restricted cash at end of period	$436,255	$905,772
Reconciliation of cash, cash equivalents, and restricted cash to the condensed consolidated balance sheets
Cash and cash equivalents	$432,009	$905,612
Restricted cash included in other assets	4,246	160
Total cash, cash equivalents, and restricted cash	$436,255	$905,772

COUPA SOFTWARE INCORPORATED
Reconciliation of GAAP to Non-GAAP Financial Measures
Three Months Ended July 31, 2021
(in thousands, except percentages and per share amounts)
(unaudited)

	GAAP	Stock-Based Compensation Expenses	Amortization of Acquired Intangible Assets	Amortization of Debt Discount and Issuance Costs	Other (2)	Non-GAAP
Costs and expenses:
Costs of subscription	$51,398	$(3,596)	$(14,525)	$—	$—	$33,277
Costs of professional services and other	27,822	(4,357)	(5,852)	—	—	17,613
Gross profit	55.8%	4.4%	11.4%	0.0%	0.0%	71.6%

Research and development	41,799	(11,055)	—	—	—	30,744
Sales and marketing	76,279	(12,230)	(13,141)	—	—	50,908
General and administrative	36,248	(16,262)	—	—	—	19,986
Income (loss) from operations	(54,300)	47,500	33,518	—	—	26,718
Operating margin	(30.3)%	26.5%	18.7%	0.0%	0.0%	14.9%

Interest expense	(30,621)	—	—	28,872	—	(1,749)
Other income (expense), net	(1,983)	—	—	—	—	(1,983)
Income (loss) before provision for (benefit from) income taxes	(86,904)	47,500	33,518	28,872	—	22,986
Provision for (benefit from) income taxes	(155)	769	1,889	—	746	3,249
Net income (loss)	(86,749)	46,731	31,629	28,872	(746)	19,737
Net loss attributable to non-controlling interests	(517)	—	—	—	—	(517)
Adjustment attributable to non-controlling interests	5,235	—	—	—	5,235	—
Net income (loss) attributable to Coupa Software Incorporated	(91,467)	46,731	31,629	28,872	4,489	20,254

Net income (loss) per share, basic, attributable to Coupa Software Incorporated (1)	$(1.24)					$0.28
Net income (loss) per share, diluted, attributable to Coupa Software Incorporated (1)	$(1.24)					$0.26

(1)GAAP net loss per share attributable to Coupa Software Incorporated is calculated based upon 73,526 basic and diluted weighted-average shares of common stock. Non-GAAP net income per share attributable to Coupa Software Incorporated is calculated based upon 73,526 basic and 76,561 diluted weighted-average shares of common stock. The company uses the treasury stock method to calculate the non-GAAP diluted shares related to the convertible notes which reflects any anti-dilutive impact of the capped call transactions entered into in connection with the convertible notes.
(2)Other consists of the removal of a one-time income tax benefit associated with the remeasurement of foreign deferred tax assets and an adjustment attributable to non-controlling interests to its redemption amount.

COUPA SOFTWARE INCORPORATED
Reconciliation of GAAP to Non-GAAP Financial Measures
Three Months Ended July 31, 2020
(in thousands, except percentages and per share amounts)
(unaudited)

	GAAP	Stock-Based Compensation Expenses	Amortization of Acquired Intangible Assets	Amortization of Debt Discount and Issuance Costs	Gain on Conversion of Convertible Senior Notes	Other (2)	Non-GAAP
Costs and expenses:
Costs of subscription	$33,805	$(2,647)	$(7,548)	$—	$—	$—	$23,610
Costs of professional services and other	14,634	(2,952)	(200)	—	—	—	11,482
Gross profit	61.5%	4.4%	6.2%	0.0%	0.0%	0.0%	72.1%

Research and development	30,212	(7,316)	—	—	—	—	22,896
Sales and marketing	50,488	(9,255)	(2,614)	—	—	—	38,619
General and administrative	28,705	(11,673)	—	—	—	—	17,032
Income (loss) from operations	(31,923)	33,843	10,362	—	—	—	12,282
Operating margin	(25.4)%	26.9%	8.2%	0.0%	0.0%	0.0%	9.8%

Interest expense	(20,223)	—	—	19,407	—	—	(816)
Other income (expense), net	4,759	—	—	—	(631)	—	4,128
Income (loss) before provision for income taxes	(47,387)	33,843	10,362	19,407	(631)	—	15,594
Provision for income taxes	(4,271)	3,444	(103)	1,109	—	182	361
Net income (loss) attributable to Coupa Software Incorporated	(43,116)	30,399	10,465	18,298	(631)	(182)	15,233

Net income (loss) per share, basic, attributable to Coupa Software Incorporated (1)	$(0.64)						$0.23
Net income (loss) per share, diluted, attributable to Coupa Software Incorporated (1)	$(0.64)						$0.21

(1)GAAP net loss per share attributable to Coupa Software Incorporated is calculated based upon 67,597 basic and diluted weighted-average shares of common stock. Non-GAAP net income per share attributable to Coupa Software Incorporated is calculated based upon 67,597 basic and 73,019 diluted weighted-average shares of common stock. The company uses the treasury stock method to calculate the non-GAAP diluted shares related to the convertible notes which reflects any anti-dilutive impact of the capped call transactions entered into in connection with the convertible notes.
(2)Other consists of the release of valuation allowances against deferred tax assets.

COUPA SOFTWARE INCORPORATED
Reconciliation of GAAP to Non-GAAP Financial Measures
Six Months Ended July 31, 2021
(in thousands, except percentages and per share amounts)
(unaudited)

	GAAP	Stock-Based Compensation Expenses	Amortization of Acquired Intangible Assets	Amortization of Debt Discount and Issuance Costs	Loss on Conversion of Convertible Senior Notes	Other (2)	Non-GAAP
Costs and expenses:
Costs of subscription	$102,423	$(6,901)	$(28,411)	$—	$—	$—	$67,111
Costs of professional services and other	56,524	(8,255)	(12,374)	—	—	—	35,895
Gross profit	54.1%	4.4%	11.8%	0.0%	0.0%	0.0%	70.2%

Research and development	85,636	(21,718)	—	—	—	—	63,918
Sales and marketing	154,122	(23,451)	(26,273)	—	—	—	104,398
General and administrative	75,625	(34,467)	—	—	—	—	41,158
Income (loss) from operations	(128,155)	94,792	67,058	—	—	—	33,695
Operating margin	(37.0)%	27.4%	19.4%	0.0%	0.0%	0.0%	9.7%

Interest expense	(59,724)	—	—	56,262	—	—	(3,462)
Other income (expense), net	(1,448)	—	—	—	129	—	(1,319)
Income (loss) before provision for (benefit from) income taxes	(189,327)	94,792	67,058	56,262	129	—	28,914
Provision for (benefit from) income taxes	(2,221)	1,817	3,818	—	—	746	4,160
Net income (loss)	(187,106)	92,975	63,240	56,262	129	(746)	24,754
Net loss attributable to non-controlling interests	(517)	—	—	—	—	—	(517)
Adjustment attributable to non-controlling interests	5,235	—	—	—	—	5,235	—
Net income (loss) attributable to Coupa Software Incorporated	(191,824)	92,975	63,240	56,262	129	4,489	25,271

Net income (loss) per share, basic, attributable to Coupa Software Incorporated (1)	$(2.62)						$0.35
Net income (loss) per share, diluted, attributable to Coupa Software Incorporated (1)	$(2.62)						$0.33

(1)GAAP net loss per share attributable to Coupa Software Incorporated is calculated based upon 73,200 basic and diluted weighted-average shares of common stock. Non-GAAP net income per share attributable to Coupa Software Incorporated is calculated based upon 73,200 basic and 76,431 diluted weighted-average shares of common stock. The company uses the treasury stock method to calculate the non-GAAP diluted shares related to the convertible notes which reflects any anti-dilutive impact of the capped call transactions entered into in connection with the convertible notes.
(2)Other consists of the removal of a one-time income tax benefit associated with the remeasurement of foreign deferred tax assets and an adjustment attributable to non-controlling interests to its redemption amount.

COUPA SOFTWARE INCORPORATED
Reconciliation of GAAP to Non-GAAP Financial Measures
Six Months Ended July 31, 2020
(in thousands, except percentages and per share amounts)
(unaudited)

	GAAP	Stock-Based Compensation Expenses	Amortization of Acquired Intangible Assets	Change in Fair Value of Contingent Consideration Liability	Amortization of Debt Discount and Issuance Costs	Gain on Conversion of Convertible Senior Notes	Other (2)	Non-GAAP
Costs and expenses:
Costs of subscription	$62,807	$(4,805)	$(14,158)	$—	$—	$—	$—	$43,844
Costs of professional services and other	28,470	(5,364)	(400)	—	—	—	—	22,706
Gross profit	62.8%	4.1%	5.9%	0.0%	0.0%	0.0%	0.0%	72.9%

Research and development	56,931	(13,440)	—	—	—	—	—	43,491
Sales and marketing	96,627	(16,768)	(4,670)	—	—	—	—	75,189
General and administrative	37,849	(17,663)	—	12,500	—	—	—	32,686
Income (loss) from operations	(37,549)	58,040	19,228	(12,500)	—	—	—	27,219
Operating margin	(15.3)%	23.7%	7.8%	(5.1)%	0.0%	0.0%	0.0%	11.1%

Interest expense	(32,512)	—	—	—	31,357	—	—	(1,155)
Other income (expense), net	8,087	—	—	—	—	(3,202)	—	4,885
Income (loss) before provision for (benefit from) income taxes	(61,974)	58,040	19,228	(12,500)	31,357	(3,202)	—	30,949
Provision for (benefit from) income taxes	(4,042)	4,031	(152)	—	1,109	—	310	1,256
Net income (loss) attributable to Coupa Software Incorporated	(57,932)	54,009	19,380	(12,500)	30,248	(3,202)	(310)	29,693

Net income (loss) per share, basic, attributable to Coupa Software Incorporated (1)	$(0.87)							$0.45
Net income (loss) per share, diluted, attributable to Coupa Software Incorporated (1)	$(0.87)							$0.41

(1)GAAP net loss per share attributable to Coupa Software Incorporated is calculated based upon 66,545 basic and diluted weighted-average shares of common stock. Non-GAAP net income per share attributable to Coupa Software Incorporated is calculated based upon 66,545 basic and 71,603 diluted weighted-average shares of common stock. The Company uses the treasury stock method to calculate the non-GAAP diluted shares related to the convertible notes which reflects any anti-dilutive impact of the capped call transactions entered into in connection with the convertible notes.
(2)Other consists of the release of valuation allowances against deferred tax assets.

COUPA SOFTWARE INCORPORATED
Reconciliation of GAAP Cash Flows from Operations to Adjusted Free Cash Flows and Adjusted Free Cash Flows Margin
(Non-GAAP Financial Measures)
(in thousands, except percentages)
(unaudited)

	Three Months Ended July 31,		Six Months Ended July 31,
	2021	2020	2021	2020
Net cash provided by operating activities	$40,811	$23,389	$72,893	$38,797
Less: purchases of property and equipment	(3,908)	(3,429)	(6,662)	(7,028)
Add: repayments of convertible senior notes attributable to debt discount	—	15,732	517	26,336
Adjusted free cash flows	$36,903	$35,692	$66,748	$58,105

	Trailing Twelve Months Ended July 31,
	2021	2020
Net cash provided by operating activities	$112,298	$86,908
Less: purchases of property and equipment	(11,126)	(12,825)
Add: repayments of convertible senior notes attributable to debt discount	1,589	26,336
Add: one-time payout of legacy unvested equity awards accelerated in conjunction with a business combination	19,428	—
Adjusted free cash flows	122,189	100,419
Divided by: total revenues	$642,683	$458,371
Adjusted free cash flows margin	19.0%	21.9%